EXHIBIT 99.1

Gateway Energy Corporation

Certain of the statements included in this presentation, which express a belief, expectation or intention, as well as those regarding future financial performance or results, or which are not historical facts, are "forward-looking" statements as that term is defined in the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. The words "expect", "plan", "believe", "anticipate", "project", "estimate", and similar expressions are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance or events and such statements involve a number of risks, uncertainties and assumptions, including but not limited to industry conditions, prices of crude oil and natural gas, regulatory changes, general economic conditions, interest rates, competition, and other factors. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Introduction to
Gateway Energy Corporation

o    Growth oriented midstream energy company
     o    Owns and operates over 300 miles of pipelines
     o    Operates onshore Texas and offshore in the Gulf of Mexico
     o Exclusive transporter in the prolific Rodessa Formation in the Madisonville Field (Texas)
     o    Supplies natural gas to major industrial end users

Overview

o Provide midstream services to over 85,000 mmbtu/d and 700 Bbls/d of liquid hydrocarbons
o    Financial Profile - Twelve months ended June 30, 2007:
     o    Revenue:            $8.9 million
     o    Operating Margin:   $2.2 million
     o    Operating Income:   $0.5 Million
o    Current Market Capitalization: $16 Million(a)

     (a)  Value as of 09/25/07

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Overview
o    Competitive Strengths
     o    Strong producer and customer focus
     o    Highly competitive and flexible services
     o    Experienced Team able to meet customer needs in a timely manner

Operating Divisions
o    Offshore
     o    Galveston Bay and Gulf of Mexico

o    Onshore
     o    Madisonville System
     o    Waxahachie System

Offshore
o 270 miles of strategically located pipelines in Galveston Bay and Gulf of Mexico
o    Pipeline footprint from Galveston to New Orleans
o Currently connected to over 65 producing wells flowing approximately 65,000Mcf/d and 700 Bbls/d of liquid hydrocarbons
o    Minimal capital expenditures to connect new production
o    Limited competition
o Numerous leases (drilling rights) acquired by major producers near assets for future drilling activity

Onshore
o    Madisonville System
     o    Transports 100% of gas from the Madisonville processing complex
     o    Fully dedicated "Life of Lease" transportation agreement
     o    10" pipeline designed to handle over 100,000 Mcf/d
     o    Current plant capacity is 18,000 Mcf/d

Onshore
o    Madisonville System
     o Plant is currently being expanded to 68,000 Mcf/d--Expected to be in service October 2007
     o    Six wells currently drilled by two producers
     o    Plant is expected to be at or near capacity when expanded
     o Revenue is expected to nearly quadruple upon completion of expansion with no capital expenditure
     o    Both producers have additional drilling plans

Onshore
o    Waxahachie System
     o Markets and transports natural gas to major industrial customers in Waxahachie, Texas
     o Customers include Dart Container Corp., Owens Corning, Elk Corp., et al.
     o    Consistent cash flow producer
     o    Added two additional sales customers in 2007

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Business Strategy

o    New Direction - Midstream Focus

o    Optimize

o    Midstream Growth

New Direction - Midstream Focus
2005-2007
o    July 2005 - Maximize value of Madisonville Project
     o    Sold minimal upstream assets and marketing rights for $2.725 Million
     o    Restructured agreement to provide for transportation service only
          o    Term modified from 5 years to "Life of Lease"
          o    Expanded area of mutual interest (AMI)
          o    Redwood Energy dedicated all gas produced in AMI
          o    Madisonville Gas Processing dedicated all gas processed at plant

New Direction - Midstream Focus
2005-2007
o    July 2005 - Maximize value of Madisonville Project
     o Allen Drilling Acquisition Company ( ADAC) exercised its rights to purchase one-third interest in system for $900,000
     o Sales proceeds paid off remaining project debt and provided working capital

New Direction - Midstream Focus
2005-2007
o    December 2006 - Exited Nitrogen Rejection Technology Business
     o    Sold Nitrogen Technology Rights for $500,000
     o Monetized asset that was capital intensive and outside of core competencies
     o Agreement provides certain rights to participate in pipeline projects related to future nitrogen rejection plants
     o Allows company to derive future revenues from nitrogen rejection projects utilizing our core pipeline competency

New Direction - Midstream Focus
2005-2007
o    April 2007 - Sold Fort Cobb distribution system
     o    $2.6 Million plus $200,000 debt
     o    Asset outside of strategic focus
     o Maximized value of asset prior to sale by filing and being granted a $605,000 rate increase by the Oklahoma Corporation Commission

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New Direction - Midstream Focus
2005-2007
Results

o    Asset base more focused in midstream

o    Generated $5.81 Million in cash proceeds to company

o    Provides cash for execution of company's midstream growth strategy

Optimization - Existing Assets
o    Offshore
     o Built header system on Galveston Bay 12" pipeline resulting in two new producers connecting to system
o Onshore
     o    Madisonville System
               o Increased revenue due to plant expansion with no additional capital expense
          o    Waxahachie System
               o Added two new sales customers in 2007 (Owens Corning and Elk Corporation)
o    All Operating Divisions Are Now Profitable

Optimize - Credit Facility
o On August 23,2007 the company entered into credit facility for $20 Million with Western National Bank with initial borrowing base of $2.5 Million
o    Establishes relationship with known energy lender
o    Company negotiated favorable terms
o Provides company additional capital for acquisitions and broadens the scope of opportunities the company may pursue

Midstream Growth Strategy
o    Pursue growth from our existing assets
o    Pursue complimentary acquisitions and organic expansion opportunities
o Develop strategic alliances with producers to provide midstream services in undeveloped exploration regions
o Expand our scope into new geographic regions where our growth strategy can be executed

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Midstream Growth - Acquisitions
o    Acquired all of Gulfshore Midstream Pipelines, Ltd. Offshore Assets
     o    Purchase effective August 1, 2007
     o 132 miles of offshore pipeline assets ranging in size from 6 to 16 inches located in major producing areas with proven reserves
     o Asset extends from western and central Gulf of Mexico in water depths up to 650 feet
     o Currently gather approximately 60,000 Mcf/d of natural gas and associated liquid hydrocarbons from 56 wells

Midstream Growth - Acquisitions
o    Gulfshore Midstream
     o Gathers production for major producers including McMoRan, Apache, Stone Energy, et al
     o Numerous MMS leases acquired by producers near assets, several with large bonuses paid
     o    Life of Lease dedications by most producers
     o Minimal operating expense - majority of expenses reimbursed by producers
     o    Large diameter pipe with sufficient capacity for future drilling

Midstream Growth - Acquisitions

o    Financial Impact of Gulfshore Acquisition - Twelve Months Ended June 30,
     2007

                          Gateway            Gulfshore            Combined
                          -------            ---------            --------
Revenues:                $8,915,983          $1,977,231          $10,893,214
Operating Margin:        $2,201,078          $1,317,975          $ 3,519,053


Investment Appeal
o Experience management team with excellent industry relationships with more than 84 years of combined experience in the natural gas industry
o    Core business provides strong profit foundation
o    Solid balance sheet
o    Focused growth strategy, both organic and acquisition based, is in place

Management Team

o    Robert Panico, President & CEO
     Mr. Panico was elected as the Company's President and Chief Executive Officer in May 2005. Mr. Panico served as a Vice-President of the Company from 1997 to 2005. Mr. Panico has over 28 years of oil and gas industry experience. He was previously employed by Duke Energy, Williams, American Oil and Gas, Tenneco and United Energy Resources. In addition to his role as President CEO, Mr. Panico has served on the Board of Directors since July 2005.

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o    Chris Rasmussen, Chief Financial Officer
     Mr. Rasmussen has served as Chief Financial Officer, Secretary and Treasurer of the Company since June 2005. Before his appointment to these positions, Mr. Rasmussen worked as Senior Financial Accountant for the Company since 1999. Mr. Rasmussen has also worked in various positions for Miller Energy, Inc., Novistar Advisors and Apache Corporation.

o    Craig Ramsey, Director of Business Development
     Mr. Ramsey has more than 20 years of experience in business development, mergers and acquisitions, and project evaluation and analysis. Prior to joining Gateway, Mr. Ramsey was employed by Williams Companies in Houston, Texas. Prior to Williams Companies, Mr. Ramsey held financial and business development positions with Houston Industries, Mobil Gas Liquids and Energy Development Corp.

o    Mark Brandon, Manager of Engineering and Operations
     Mr. Brandon is a professional engineer with over 25 years of experience in the oil and gas industry. Prior to joining Gateway, Mr. Brandon was employed by AGIS Technology in Houston, Texas, serving as General Manager in charge of the Engineering and Technical Services business of AGIS. Prior to AGIS, Mr. Brandon was President of Brandon Professional Engineering, offering engineering services in the oil and gas industry. He also has held management positions with Jordan Technologies, The Evergreen Group, Phase Environmental and Conoco Inc.

Operating Margin Growth

[Omitted: Graph depicting operating margins for 2004, 2005 and 2006 of $1.3 million, $2.3 million and $2.5 million, respectively, with growth of 93%]

Operating Income Growth

[Omitted: Graph depicting operating income (loss) for 2004, 2005 and 2006 of ($1,028,0000, ($134,000) and $306,000, respectively]